UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2025

ARTESIAN RESOURCES CORP
(Exact name of registrant as specified in its charter)

Delaware	000-18516	51-0002090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Churchmans Road
Newark, Delaware 19702
(Address of principal executive offices, including zip code)

(302) 453-6900
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ARTNA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Appointments and Departures

On February 22, 2025, the Board of Directors (the “Board”) of Artesian Resources Corporation (the “Company”) appointed Nicholle R. Taylor to serve as the Company’s Chief Executive Officer and President. As previously disclosed, effective as of January 3, 2025, Nicholle R. Taylor was appointed to serve as the Company’s interim Chief Executive Officer, President and principal executive officer.

Nicholle R. Taylor, age 57, has been a member of the Board since 2007, Senior Vice President of the Company and its subsidiaries since May 2012 and President of Artesian Water Company since August 2021. She previously served as Chief Operating Officer of Artesian Water Company from August 2019 to August 2021. She was Vice President of the Company and its subsidiaries from May 2004 to May 2012.  She has been employed by the Company since 1991 and has held various management level and operational positions within the Company.  She also serves on the Budget and Finance Committee. She is the niece of Dian C. Taylor and the cousin of John R. Eisenbrey, Jr.  There is no arrangement or understanding between Ms. Taylor and any other person pursuant to which she was appointed as interim Chief Executive Officer and President, and there are no transactions in which Ms. Taylor has an interest requiring disclosure under Item 404(a) of Regulation S-K.

The Board will determine the amount of additional compensation, if any, for Nicholle R. Taylor at a later date.

As of February 22, 2025, Dian C. Taylor is no longer serving as the Company’s Chief Executive Officer and President.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTESIAN RESOURCES CORPORATION

Date: February 24, 2025	By: /s/ David B. Spacht
David B. Spacht
Chief Financial Officer